                                     [LOGO]

                                                                  August 4, 1997

Dear Shareholders:

We are pleased to present to you the Semi-Annual Report of the Burnham Fund for 1997.

FUND DATA

-------------------------------------------------------------------------------

On June 30, 1997, The Burnham Fund's net asset value per share for Class A, B and C shares was $27.99, $28.65 and $28.02 respectively, which represent increases for the first half of the year of 15.3%, 14.8% and 14.8%, respectively. This compares to an increase in The CDA/Wiesenberger Growth and Income Average of 15.3%, and Morningstar's Large Cap Blend Index of 16.7% for the corresponding period. On July 9, 1997, The Burnham Fund Class A, B and C shares paid $0.11, $0.05 and $0.04 respectively, in taxable dividends per share to shareholders of record on June 30, 1997. The dividend was comprised of ordinary income.

MARKET ANALYSIS

-------------------------------------------------------------------------------

The markets roared back in the second quarter, versus nearly unchanged levels in the first quarter of the year. The unmanaged, Standard & Poor's 500 Index ("S&P 500"), rose 17.47%, and the average diversified equity mutual fund posted the sharpest quarterly gain since 1991 according to Lipper Analytical Services Inc. The Burnham Fund rose 14.2% for the second quarter of 1997. Impressive gains continued in the large capitalization sector of the market (Dow Jones Industrials and S&P 500), and the small capitalization market (NASDAQ OTC) rebounded from depressed levels. The small cap market, however, continues to lag the large cap market by a significant margin on a trailing 12 month basis.

The buoyant market of the second quarter is partly explained by the absence of any indication that interest rates will trend higher for the near term. A quote we excerpt from Chairman Greenspan's recent testimony on Capital Hill in July seems particularly pertinent. Mr. Greenspan commented, "The world is undergoing a once or twice in a century phenomenon that will carry productivity trends nationally and globally to a new higher track." All data shows that, for the present, inflation is under control. Macroeconomic data is compelling: demand growth has moderated, producer prices have remained in check, consumer debt growth has slowed, corporations are reporting positive earnings surprises, and unemployment rates are low. However, Mr. Greenspan cautioned that while the state of the U.S. economy is "exceptional, interest rates at some point will be modified to foster sustainable growth." Fed officials anticipate GDP growth between 3.0% and 3.25%. Wall Street analysts (consensus estimates as reported by First Call) expect S&P 500 earnings to grow by approximately 11% for 1997 and 6% for 1998.

FUND REVIEW

-------------------------------------------------------------------------------

For the second quarter, the top performing sectors of the S&P 500 were Consumer Staples, Financial Services and Technology; the worst performing sectors were Transportation, Utilities and Basic Materials. The Fund's asset allocation weightings changed materially in the quarter: The top five sectors at the end of the second quarter were Energy, Real Estate Investment Trusts, Computer Products and Software, Pharmaceuticals and Insurance. Banking dropped from the top five, although Financial Services in total (which includes related industries) is an area of major financial commitment. Three companies joined our top 25% holdings. The companies in that group include (in order of weighting) Exxon Corp., Travelers Group, The Bank of New York, Diamond Offshore Drilling, Intel Corp., American Express Corp., Microsoft Corp., Allstate Corp., and American Home Products Corp. The five best performing positions during the first half of the year were RehabCare Group Inc., Microsoft Corp., Lucent Technologies, Travelers Group and Pfizer Inc. The poorest performers were PLC Systems Inc. (which was sold after the quarter's end), Phoenix Technology Corp., Thermo Electron Corp., New Plan Realty Trust SBI (also sold), and Franchise Finance Corp. of America. We increased our commitment to several existing positions because of our increasingly positive outlook for their earnings. These companies include Siebel Systems, Gillette, Diamond Offshore, Golf Trust of America, Boeing, IBM, Lucent Technologies and Johnson and Johnson. We added to our REIT holdings in order to increase current income in a low-dividend yield environment. These REITs also show potential for considerable capital gains potential. We purchased Ford Motor Company, based on its home-run selling SUV "Expedition" and Lincoln "Navigator" as well as the forthcoming new model of the Town Car. The stock is attractively valued and sports a high yield. We added Automatic Data Processing, a data processing concern with stable, rising earnings prospects. Motorola and Cisco Systems were added as their earnings comparisons against 1996 levels have improved and the stock valuations are compelling. Chase Manhattan Bank and Gulf Stream Aerospace were added as well: Chase due to its strong earnings prospects and Gulfstream due to new product introduction and the rising backlog of new corporate jet orders. We purchased Oxford Health Care, because we feel it is a

[LOGO]



leader in the rapidly growing managed-care industry. We disposed of our holdings in Union Pacific Resources after the announcement of its intention to purchase Pennzoil. Mirage was also sold, to be revisited after certain resort investments have been completed. We lightened our long-standing position in Chrysler, mainly to diversify into Ford. ECI Telecom was sold as it reached our valuation targets.

OUTLOOK

-------------------------------------------------------------------------------

We have expressed for some time now our thoughts behind the remarkable strength of the equity market. First, we believe the United States is enjoying a long, expanding business cycle due to the end of the cold war. Increasing global demand for U.S. goods and services, accompanied by unprecedented managerial creativity due to leaps in technology, innovation and investment has resulted in internal margin expansion and rising corporate earnings. Global competition has served to keep prices low. Second, the Clinton Administration and Congress together have been incredibly effective in reducing the rate of deficit growth, mostly due to unexpectedly strong corporate and individual tax payments. On July 28, the White House and Congress announced a balanced budget agreement which includes liberalized inheritance taxes, capital gains cuts, education scholarships and child credits. Reduction of the capital gains tax, which possibly a depressant near term on stock prices, encourages the quest for new capital (and makes bonds a less attractive investment.) Third, the Fed has deftly focused on managing economic growth and keeping a watchful eye on inflation. Fourth, corporate mergers have continued apace in the second quarter, most notably in the semiconductor and brokerage/investment management sectors. Significant size mergers combined with continued and new stock repurchase programs reduce the amount of shares available for purchase, particularly in the very companies that many "conservative growth" investors want to own. Finally, mutual fund purchases continue at near-record levels through systematic retirement programs and discretionary purchases.

Confidence that our economic house is getting in order has led to increased valuation levels for the markets; the S&P 500 trades at approximately 20 times 1997 earnings estimates, and at about 6 times book value and a 1.6% dividend yield. Our equity position was 89% of total net assets at the end of the second quarter, bonds at 6%, convertible preferred stocks at 3% and cash at 2%. We still favor investment in companies with at least 15% to 20% earning growth potential per year for at least five years, product leadership, strong management, valuable assets and a healthy dividend stream, if possible. We also look for quality companies with depressed valuations versus their historic levels.

While we are very optimistic on the economy the securities market, we caution investors that the markets are extremely vulnerable to sudden and sharp corrections based on unexpected news, and possibly no news at all. We are wary of volatility of stock prices at current levels, and would use corrections to buy equities befitting our conservative, low-risk growth focus. We watch economic data and the response of the bond market carefully for signs that the Fed may raise rates again.

Thank you for your continued confidence in The Burnham Fund.
Very truly yours,


/s/ I. W. Burnham, II                                         /s/ Jon M. Burnham
-----------------------                                      -------------------
I. W. Burnham, II                                                Jon M. Burnham,
Chairman                                                             President &
                                                               Portfolio Manager

The performance data quoted represents past performance and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average total return for Class A shares, assuming the reinvestment of dividends and excluding the maximum sales charge for the one, five and ten year periods ended June 30, 1997 were 26.91%, 14.62% and 10.94%, respectively. Such performance assuming the imposition of the Class A shares' maximum 5% sales charge for the same periods would have been 20.53%, 13.45% and 10.37%, respectively. For Class B and C shares, average total return for the one year period ended June 30, 1997 and life of class total return for the period October 18, 1993 (inception date) to June 30, 1997, were 26.07% and 25.68% and 13.90% and 13.65%, respectively. Class B shares bear a maximum contingent deferred sales charge at a rate of 5% if they are redeemed within the first six years of purchase. Such performance assuming the imposition of the maximum contingent deferred sales charge of 5% for the one year period ended June 30, 1997 and life of class were 21.07% and 12.96%, respectively. Class C shares bear a maximum contingent deferred sales charge at a rate of 1% if they are redeemed within the first year of purchase. Such performance assuming the imposition of the contingent deferred sales charge for the one year period ending June 30, 1997 was 24.68%.

                                                                          [LOGO]

                             INVESTMENT PERSPECTIVE

                          Equity Portfolio Distribution
                           by Industry Classification

                                  June 30, 1997

                                  % Total
                              Equity Portfolio
                              ----------------
    Energy - Oil & Gas............ 14.37%
    Real Estate Investment Trust..  9.49%
    Computer Products & Software..  8.95%
    Pharmaceuticals...............  7.69%
    Insurance.....................  7.17%
    Banking.......................  6.41%
    Aerospace.....................  4.85%
    Semiconductors................  4.51%
    Oil Drilling..................  4.36%
    Automotive....................  3.60%
    Other......................... 28.60%
                                  -------
    Total Equities................100.00%
                                  =======




                   Total Portfolio Distribution by Asset Class
                                  June 30, 1997

                               [PERFORMANCE GRAPH]

                           Cash & Cash Equivalents 2%
                         Convertible Preferred Stocks 3%
                               Corporate Bonds 6%
                                Common Stocks 89%

                           Top 25% Portfolio Holdings
                                 June 30, 1997

                                    NUMBER OF                    % OF
                                     SHARES      VALUE         NET ASSETS
                                     ------      -----         ----------

Exxon Corporation ...........        90,000   $ 5,535,000        4.19%
Travelers Group Inc. ........        85,000   $ 5,360,312        4.06%
The Bank of New York Co. Inc.       100,000   $ 4,350,000        3.29%
Diamond Offshore Drilling ...        50,000   $ 3,906,250        2.96%
Intel Corp. .................        25,000   $ 3,539,844        2.68%
American Express Co. ........        45,000   $ 3,352,500        2.54%
Microsoft Corp. .............        26,000   $ 3,288,187        2.49%
Allstate Corp. ..............        45,000   $ 3,285,000        2.49%
American Home Products Corp.         40,000   $ 3,060,000        2.32%
                                              -----------       ------
Top 25% Portfolio Holdings ..                 $35,677,093       27.02%
                                              ===========       ======




                                Cumulative Return
                      of a Hypothetical $10,000 Investment*
                         from inception (June 16, 1975)
                              through June 30, 1997

                           The Burnham Fund - Class A

                        Value of hypothetical investment
                           on June 30, 1997: $166,355

                                  Life of Fund
                      Cumulative Percent Return: 1,563,55%

                     Annual Compound Rate of Return: 13.58%

                       $10,000 investment on June 16, 1975
                                (inception date).

                               [PERFORMANCE GRAPH]



December 1975 .......................................                $     9,792.00
December 1976 .......................................                     12,130.00
December 1977 .......................................                     11,656.00
December 1978 .......................................                     13,167.00
December 1979 .......................................                     16,265.00
December 1980 .......................................                     21,777.00
December 1981 .......................................                     21,219.00
December 1982 .......................................                     25,928.00
December 1983 .......................................                     29,066.00
December 1984 .......................................                     31,166.00
December 1985 .......................................                     50,169.00
December 1986 .......................................                     53,524.00
December 1987 .......................................                     59,883.00
December 1988 .......................................                     73,520.00
December 1989 .......................................                     72,216.00
December 1990 .......................................                     85,194.00
December 1991 .......................................                     91,758.00
December 1992 .......................................                     99,000.00
December 1993 .......................................                     98,564.00
December 1994 .......................................                    128,000.00
December 1995 .......................................                    144,252.00
December 1996 .......................................                    145,638.00
June 1997 ...........................................                    166,355.00



   * All performance analyses shown herein represent past performance and are not indicative of future performance. All dividends and distributions from income and capital gains have been continually reinvested. Performance does not include the imposition of the maximum 5% sales charge. Performance for other classes of the Fund will be greater or less than the data shown in the graph and tables based on differences in sales charges and fees paid by shareholders investment in the different classes of the Fund.

   Average Annual Total Return
   Period ending June 30, 1997

   One Year............ 26.91%
   Five Years.......... 14.62%
   Ten Years........... 10.94%
   Fifteen Years....... 14.99%
   Twenty Years........ 14.12%


[LOGO]

                                   STATEMENT OF NET ASSETS
                                  June 30, 1997 (Unaudited)

                                                      NUMBER OF          VALUE
                                                        SHARES          (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS                                  88.63%
AEROSPACE                                       4.43%
  Boeing Co. ....................................        40,000       $2,122,500
  Gulfstream Aerospace Corp. (New) ..............        30,000          885,000
  Rockwell International Corp. (New) ............        20,000        1,180,000
  United Technologies Corp. .....................        20,000        1,660,000
                                                                      ----------
                                                                       5,847,500
                                                                      ----------
AIRCRAFT MANUFACTURING/
   COMPONENTS                                   1.31%
  B.F. Goodrich Co. .............................         40,000       1,732,500
                                                                      ----------
AUTOMOTIVE                                      3.29%
  Chrysler Corp. ................................         75,000       2,460,938
  Ford Motor Co. ................................         50,000       1,887,500
                                                                      ----------
                                                                       4,348,438
                                                                      ----------
BANKING                                         5.85%
  The Bank of New York Co., Inc. ................        100,000       4,350,000
  Chase Manhattan Corp. .........................         10,000         970,625
  Citicorp ......................................         20,000       2,411,250
                                                                      ----------
                                                                       7,731,875

                                                                      ----------
CHEMICALS                                      0.95%
  duPont (E.I.) deNemours & Co. .................         20,000       1,257,500
                                                                      ----------
COMMUNICATIONS SERVICES                        2.97%
  GTE Corp. .....................................         40,000       1,755,000
  Lucent Technologies Inc. ......................         30,000       2,161,875
                                                                      ----------
                                                                       3,916,875
                                                                      ----------
COMPUTER PRODUCTS &
  SOFTWARE                                     8.18%
  Cisco Systems Inc. ............................         10,000(a)      671,562
  Hewlett Packard Co. ...........................         30,000       1,680,000
  International Business Machines Corp. .........         25,000       2,254,688
  Microsoft Corp. ...............................         26,000(a)    3,288,187
  Phoenix Technologies Ltd. .....................         50,000(a)      659,375
  Safeguard Scientifics Inc. ....................         30,000(a)      954,375
  Siebel Systems Inc. ...........................         40,000(a)    1,292,500
                                                                      ----------
                                                                      10,800,688
                                                                      ----------
CONGLOMERATES                                  1.01%
  Textron Inc. ..................................         20,000       1,327,500
                                                                      ----------
CONSUMER BEVERAGES                             0.77%
  Coca Cola Co. .................................         15,000       1,012,500
                                                                      ----------
CONSUMER PRODUCTS                              1.98%
  General Electric Co. ..........................         40,000       2,615,000
                                                                      ----------
DATA PROCESSING SYSTEMS                        0.71%
  Automatic Data Processing Inc. ................         20,000         940,000
                                                                      ----------


                                                       NUMBER OF        VALUE
                                                      SHARES/UNITS     (NOTE 1)
--------------------------------------------------------------------------------

ENERGY - OIL AND GAS                          13.13%
  Amoco Corp. ...................................         25,000     $ 2,173,437
  British Petroleum PLC ADS .....................         20,000       1,497,500
  Exxon Corporation .............................         90,000       5,535,000
  Mobil Corporation .............................         40,000       2,795,000
  Monterey Resources Inc. .......................         30,000         446,250
  Royal Dutch Petroleum Co. ADR .................         40,000       2,175,000
  Texaco Inc. ...................................         25,000       2,718,750
                                                                     -----------
                                                                      17,340,937
                                                                     -----------
ENGINEERING/
  INDUSTRIAL PRODUCTION                        1.11%
  Thermo Electron Corp. .........................         40,000       1,360,000
  Thermolyte Corp. units (Note 4) ...............         10,000(a)(b)   100,000
                                                                     -----------
                                                                       1,460,000
                                                                     -----------
HEALTHCARE FACILITIES                          1.38%
  Oxford Health Plans ...........................         10,000(a)      717,812
  Rehabcare Group Inc. ..........................         30,000(a)    1,110,938
                                                                     -----------
                                                                       1,828,750
                                                                     -----------
INSURANCE                                      6.55%
  Allstate Corp. ................................         45,000       3,285,000
  Travelers Group Inc. ..........................         85,000       5,360,312
                                                                     -----------
                                                                       8,645,312
                                                                     -----------
MEDICAL SUPPLIES                               2.97%
  Baxter International Inc. .....................         25,000       1,306,250
  Johnson & Johnson .............................         20,000       1,287,500
  PLC Systems Inc. ..............................         60,000(a)    1,323,750
                                                                     -----------
                                                                       3,917,500
                                                                     -----------
OIL DRILLING                                   3.98%
  Baker Hughes Inc. .............................         35,000       1,354,063
  Diamond Offshore Drilling Inc. ................         50,000       3,906,250
                                                                     -----------
                                                                       5,260,313
                                                                     -----------
PERSONAL CARE PRODUCTS                         1.79%
  Gillette Co. ..................................         25,000       2,368,750
                                                                     -----------
PHARMACEUTICALS                                7.03%
  American Home Products Corp. ..................         40,000       3,060,000
  Merck & Co. ...................................         25,000       2,587,500
  Pfizer Inc. ...................................         20,000       2,390,000
  Warner Lambert Inc. ...........................         10,000       1,242,500
                                                                     -----------
                                                                       9,280,000
                                                                     -----------
RAILROADS                                      1.07%
  Union Pacific Corp. ...........................         20,000       1,410,000
                                                                     -----------

                       See notes to financial statements.

                                                                          [LOGO]

                             STATEMENT OF NET ASSETS
                            June 30, 1997 (Unaudited)


                                                      NUMBER OF          VALUE
                                                        SHARES          (NOTE 1)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT
  TRUSTS                                       8.67%
  Chateau Communities Inc. ......................       60,000      $  1,717,500
  Developers Diversified Realty Corp. ...........       30,000         1,200,000
  Franchise Finance Corp.
   of America ...................................       80,000         2,085,000
  Golf Trust Co. of America .....................       65,000         1,807,812
  Meditrust SBI .................................       65,000         2,591,875
  National Golf Properties Inc. .................       40,000         1,390,000
  New Plan Realty Trust .........................       30,000           661,875
                                                                    ------------
                                                                      11,454,062
                                                                    ------------
SEMICONDUCTORS                                 4.12%
  Intel Corp. ...................................       25,000         3,539,844
  Motorola, Inc. ................................       25,000         1,900,000
                                                                    ------------
                                                                       5,439,844
                                                                    ------------
TELEPHONE COMPANIES                            1.41%
  SBC Communications Inc. .......................       30,000         1,856,250
                                                                    ------------
TEMPORARY EMPLOYMENT
  SERVICES                                     1.43%
  Interim Services ..............................       42,400(a)      1,886,800
                                                                    ------------
TRAVEL RELATED &
  FINANCIAL SERVICES                           2.54%
  American Express Co. ..........................       45,000         3,352,500
                                                                    ------------
  TOTAL COMMON STOCKS
   (identified cost: $75,724,994) ...............                    117,031,394
                                                                    ------------
CONVERTIBLE PREFERRED STOCK                    2.74%
FOOD PRODUCTS                                  0.54%
  Chiquita Brands International Inc.,
   conv. preferred Cl.`A' .......................       15,000           706,875
                                                                    ------------
PASSENGER CRUISE LINES                         0.93%
  Royal Caribbean Cruises,
   conv. preferred Cl. `A' ......................       20,000         1,235,000
                                                                    ------------
REAL ESTATE                                    1.00%
  Vornado Realty Corp.
  CONV. PREFERRED Cl. `A' .......................       25,000         1,325,000
                                                                    ------------
UTILITIES                                      0.27%
  AES Trust, conv. preferred Cl. `T' ............        6,000           353,250
                                                                    ------------
  TOTAL CONVERTIBLE
   PREFERRED STOCK
   (identified cost: $3,398,550) ................                      3,620,125
                                                                    ------------


                                                   NUMBER OF SHARES
                                                     OR PRINCIPAL      VALUE
                                                         AMOUNT       (NOTE 1)
--------------------------------------------------------------------------------

CORPORATE BONDS                                6.18%
BANKING                                        0.77%
  Chase Manhattan Corp.,
   7 7/8% sub. notes 8/01/04 ....................   $  1,000,000    $  1,013,840
                                                                    ------------
BABY PRODUCTS                                  0.15%
  Drypers Corp.
   10 1/4% 6/15/07 ..............................        200,000         198,875
                                                                    ------------
ENERGY - OIL & GAS                             0.82%
  Maxus Energy Corp.,
   9 3/8% notes 11/01/03 ........................      1,000,000       1,077,500
                                                                    ------------
FINANCIAL SERVICES                             3.08%
  Ford Motor Credit Corp.,
   9 1/4% notes 6/15/98 .........................      1,000,000       1,029,327
  General Electric Capital Corp.,
   8% notes 1/15/98 .............................      1,000,000       1,011,042
  General Motors Acceptance Corp.,
   7 3/4% notes 1/15/99 .........................      1,000,000       1,021,528
  Texaco Capital Inc.,
   9% gtd. notes 11/15/97 .......................      1,000,000       1,011,582
                                                                    ------------
                                                                       4,073,479
                                                                    ------------
HOTELS                                         0.97%
  Marriott Corp., 9 3/8% deb. 6/15/07 ...........      1,265,000       1,274,496
                                                                    ------------
UTILITIES                                      0.39%
  AES Corp.,
   9 3/4% sr. sub notes 6/15/00 .................        500,000         519,375
                                                                    ------------
  TOTAL CORPORATE BONDS
   (identified cost: $7,876,941) ................      8,157,565
                                                                    ------------
COMMERCIAL PAPER                               2.28%
  Associates Corp. of NA,
   6.00% 7/01/97 ................................      3,011,000       3,011,000
                                                                    ------------
  TOTAL COMMERCIAL PAPER
   (identified cost: $3,011,000) ................                      3,011,000
                                                                    ------------
TOTAL INVESTMENTS
  (identified cost: $90,011,485)               99.83%                131,820,084
CASH AND OTHER ASSETS,
  LESS LIABILITIES                              0.17                     224,143
                                                                    ------------
NET ASSETS                                    100.00%               $132,044,227
                                                                    ------------
                                                                    ------------

-------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) A unit consists of one share of common stock of Thermolyte Corp. and one redemption right.

Federal Income Tax Basis of Investment Securities
-------------------------------------------------

  For Federal income tax purposes, the tax basis of investment securities owned at June 30, 1997 was $89,992,366. The aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $41,979,761 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $152,043.

                       See notes to financial statements.

[LOGO]

                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (identified
      cost: $90,011,485)(Note 1) ................................   $131,820,084
   Cash in bank .................................................        308,997
   Dividends and interest receivable ............................        319,237
   Prepaid expenses .............................................         31,376
   Receivable for capital stock sold ............................          9,500
   Receivable from investment advisor ...........................            490
   Receivable for investment securities sold ....................        845,384
                                                                    ------------
      Total assets ..............................................    133,335,068
                                                                    ------------
LIABILITIES:
   Payable for capital stock redeemed ...........................         22,547
   Payable for investment securities purchased ..................      1,064,190
   Payable for investment advisory fees (Note 6) ................         66,085
   Payable for distribution and
      service fees (Note 7) .....................................          1,091
   Accrued expenses and other payables ..........................        136,928
                                                                    ------------
      Total liabilities .........................................      1,290,841
                                                                    ------------
NET ASSETS ......................................................   $132,044,227
                                                                    ============

CLASS A SHARES
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  (NOTE 2): ($130,649,012/4,667,851.453 shares
  outstanding) ..................................................   $      27.99
                                                                    ============

CALCULATION OF MAXIMUM OFFERING PRICE SALES CHARGE - 5% OF
PUBLIC OFFERING PRICE:
  (Note 2): ($27.99 net asset value plus 5.0%
  of public offering price) .....................................   $      29.46
                                                                    ============

CLASS B SHARES
NET ASSET VALUE AND OFFERING PRICE PER SHARE:
  (NOTE 2): ($1,391,350/48,563.253 shares
  outstanding) ..................................................   $      28.65
                                                                    ============

CLASS C SHARES
NET ASSET VALUE AND OFFERING PRICE PER SHARE:
  (NOTE 2): ($3,865/137.970 shares
  of capital stock outstanding) .................................   $      28.02
                                                                    ============

Redemption price per share varies with the length of time
Class B and C shares are held. (Note 7)

NET ASSETS CONSISTED OF:
   Capital paid-in ..............................................   $ 86,474,862
   Undistributed net investment
     income .....................................................      2,510,729
   Accumulated net realized gains
     on investments .............................................      1,250,037
   Net unrealized appreciation of
     investments ................................................     41,808,599
                                                                    ------------
                                                                    $132,044,227
                                                                    ============



                             STATEMENT OF OPERATIONS
                   Six months ended June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME:
 INCOME:
  Dividends .....................................................   $  1,151,952
  Interest ......................................................        649,367
                                                                    ------------
   Total income .................................................      1,801,319
                                                                    ------------
EXPENSES:
Investment advisory fees (Note 6) 378,968
  Distribution fee (Class A)(Note 7) ............................         22,610
  Distribution fee (Class B)(Note 7) ............................          4,452
  Distribution fee (Class C)(Note 7) ............................             13
  Service fees (Class B & C)(Note 7) ............................          1,488
  Transfer agent fees ...........................................         98,588
  Professional fees .............................................         53,100
  Reports to shareholders .......................................         25,340
  Directors' fees and expenses ..................................         35,388
  Custodian fees ................................................         24,797
  Registration fees and expenses ................................          5,457
  Insurance expense .............................................         26,549
  Miscellaneous expense .........................................          9,588
                                                                    ------------
   Total expenses before reimbursement ..........................        686,338

   Less: Expenses voluntarily reimbursed
    by Investment Adviser (Note 6) ..............................           (144)
                                                                    ------------
   Total expenses after reimbursement ...........................        686,194
                                                                    ------------
    Net investment income .......................................      1,115,125
                                                                    ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Realized gain from securities
  transactions (excluding short-term
  money market instruments)
   Proceeds from sales ....................... $ 39,365,720
   Cost of securities sold ...................  (36,290,472)
                                               ------------

  Net realized gain from securities
   transactions .................................................      3,075,248
                                                                    ------------

 Increase in unrealized appreciation
  of investments
   Beginning of period .....................   $ 28,230,141
   End of period ...........................     41,808,599
                                               ------------

  Increase in unrealized appreciation ...........................     13,578,458
                                                                    ------------

Net realized and unrealized gain
 on investments .................................................     16,653,706
                                                                    ------------

Net increase in net assets resulting
 from operations ................................................   $ 17,768,831
                                                                    ============


                       See notes to financial statements.

                                                                          [LOGO]

                              STATEMENT OF CHANGES IN NET ASSETS
                                         (Unaudited)


                                                SIX MONTHS ENDED    YEAR ENDED
                                                     JUNE 30,       DECEMBER 31,
                                                       1997            1996
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income .......................   $   1,115,125    $   2,427,541
  Net realized gain from
    security and, in 1997,
    option transactions .......................       3,075,248        5,392,607
  Increase in unrealized
   appreciation of investments ................      13,578,458       10,669,966
                                                  -------------    -------------
   Net increase in net assets
    resulting from operations .................      17,768,831       18,490,114
                                                  -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
 (NOTE 1):
 From net investment income:

  Class A Shares ..............................      (1,024,300)      (2,637,095)
  Class B Shares ..............................          (7,934)          (6,330)
  Class C Shares ..............................             (15)             (27)
 From realized gains from security
  and option transactions:

  Class A Shares ..............................      (5,310,408)      (4,155,898)
  Class B Shares ..............................         (45,808)         (23,246)
  Class C Shares ..............................            (152)            (108)
                                                  -------------    -------------
   Total distributions to
     shareholders .............................      (6,388,617)      (6,822,704)
                                                  -------------    -------------
 CAPITAL SHARE TRANSACTIONS
 (NOTE 2):
 Net proceeds from sale
  of shares ...................................       1,551,765        1,333,647
 Net asset value of shares issued
  to shareholders in
    reinvestment of dividends .................       5,568,005        5,845,914
                                                  -------------    -------------
                                                      7,119,770        7,179,561

 Cost of shares redeemed ......................      (4,923,843)     (13,059,437)
                                                  -------------    -------------
 Increase/(decrease) in net
   assets derived from capital
   share transactions .........................       2,195,927       (5,879,876)
                                                  -------------    -------------
  Increase in net
   assets for the period ......................      13,576,141        5,787,534
                                                  -------------    -------------
NET ASSETS:
 Beginning of period ..........................     118,468,086      112,680,552
                                                  -------------    -------------
 End of period (including
   undistributed net investment
   income of $2,510,729 and
   $2,427,853, respectively) ..................   $ 132,044,227    $ 118,468,086
                                                  =============    =============


                       See notes to financial statements.








                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 1997 (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

The Burnham Fund Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.

The Fund offers three classes of shares. Class A shares are sold with a front-end sales charge of up to 5.0%. Class B shares are sold with a contingent deferred sales charge of 5.0% which declines to zero for purchases held for more than six years. Class C shares are sold with a contingent deferred sales charge of 1%, which declines to zero if held for more than one year.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
The policies are in conformity with generally accepted accounting principles.

A. Security valuation - Investments in securities traded, or in options purchased, on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded on the last business day of the period. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Short-term money market instruments which have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates value.

B. Repurchase agreements - Securities held as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held for the Fund's behalf by its custodian under the book-entry system. The Fund monitors the adequacy of the collateral (U.S. Government securities) daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below 102% of the carrying value of the repurchase agreement.

C. Federal income taxes - It is the Fund's policy to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, the Fund will not be subject to Federal income taxes to the extent that

[LOGO]

its net investment income and net realized capital gains are distributed.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date. Dividends and distributions to shareholders are recorded on the ex-dividend dates. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characteristics of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles.

E. Expenses - Expenses that are attributable to a specific class of shares will be charged to that class. Fund-level expenses will be allocated daily based upon the relative percentage of net assets of each class of shares.

F. Management's Use of Estimates - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -- CAPITAL STOCK

At June 30, 1997, there were 40,000,000 shares of capital stock ($0.10 par value) authorized, divided into four classes designated Class A, B, C and D shares. At June 30, 1997, Class D shares were not issued.

Transactions in capital stock for the six months ended June 30, 1997 and year ended 1996 for Class A, B and C shares were as follows:


                                                     SIX MONTHS
                                                        ENDED         YEAR ENDED
                                                    JUNE 30, 1997        1996
                                                    -------------        ----
CLASS A SHARES
Shares sold ....................................         53,020          44,731
Shares issued to shareholders
  in reinvestment of distributions .............        227,106         257,573
                                                       --------        --------
                                                        280,126         302,304
Shares redeemed ................................       (190,234)       (556,676)
                                                       --------        --------
Net increase/(decrease) ........................         89,892        (254,372)
                                                       ========        ========
CLASS B SHARES
Shares sold ....................................          7,180          12,016
Shares issued to shareholders
  in reinvestment of distributions .............          2,129           1,251
                                                       --------        --------
                                                          9,309          13,267
Shares redeemed ................................           (235)           (807)
                                                       --------        --------
Net increase ...................................          9,074          12,460
                                                       ========        ========
CLASS C SHARES
Shares sold ....................................            -0-             -0-
Shares issued to shareholders
  in reinvestment of distributions .............             7               6
                                                       --------        --------
    ............................................             7               6
Shares redeemed ................................            -0-             -0-
                                                       --------        --------
Net increase ...................................             7               6
                                                       ========        ========

NOTE 3 -- PURCHASE AND SALES OF SECURITIES

The aggregate cost of purchases and the proceeds from sales of securities or maturities for the six months ended June 30, 1997 were:


                                                                    PROCEEDS
                                                       COST OF     FROM SALES
                                                      PURCHASES   OR MATURITIES
                                                      ---------   -------------
Short-term money
  market instruments .............................   $762,497,000   $763,261,000
U.S. Government obligations ......................            -0-            -0-
Common stocks and other
  securities .....................................   $ 37,156,975   $ 39,365,720

NOTE 4 -- RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933. The Fund may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. At June 30, 1997, the Fund held a restricted security with a value aggregating $100,000, representing less than 0.1% of the Fund's net assets. Currently, a market does not exist for the security listed below:

  Units        Company                      Acquired        Cost         Value
--------------------------------------------------------------------------------
 10,000     Thermolyte Corp.               03/16/1995     $100,000     $100,000


This security has been valued in good faith by management.

NOTE 5  -- OFF BALANCE SHEET RISK IN FINANCIAL INSTRUMENTS

The Fund may from time to time trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written as well as purchased options, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and

[LOGO]

does not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no off-balance sheet financial instruments at the end of the period owned by the Fund.


NOTE 6 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS

The Investment Adviser provides research and statistical services and makes investment recommendations to the Fund. With its affiliate, Burnham Securities Incorporated (the "Distributor"), the Investment Adviser supplies a staff trained in accounting and shareholder services to aid in the Fund's administration and day-to-day operations.

The Investment Adviser receives an investment advisory fee paid monthly at an annual rate of 5/8 of 1% of the Fund's average daily net asset values. In addition, if in any year the Fund's operating expenses, including investment advisory fees but excluding interest, taxes and brokerage commissions, exceed 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million and 1.5% of the remaining average net assets, the fees to be paid to the Investment Adviser will be reduced to the extent that such expenses exceed such limitation. For the six months ended June 30, 1997, the Fund incurred fees in the amount of $378,968. The advisory fees and the expenses of the Fund as defined above did not exceed the maximum allowable limitation. The Investment Adviser has voluntarily agreed to reimburse expenses of Class B and C shares in order to limit such expenses to an annual rate of 2.3% and 2.3%, respectively. Accordingly, the Investment Adviser has reimbursed Class C shares $144.


NOTE 7 -- DISTRIBUTION SERVICES AGREEMENT

The Distributor serves as principal distributor of Fund shares. The Fund has adopted a Distribution Service Agreement (the "Agreement") pursuant to Rule 12b-1 under the 1940 Act for Classes A, B and C shares. Under the agreement, the Fund pays a distribution fee, subject to certain NASD sales expense limitations on the Distributor at an annual rate of 0.25%, 0.75% and 0.75%, respectively, of the Fund's average daily net assets attributable to each respective class. For the six months ended June 30, 1997, Class A, B and C shares incurred fees of $22,610, $4,452, and $13, respectively. Class B and C shares of the Fund will also pay a service fee at an annual rate of 0.25% of the average daily net assets of Class B and C shares. The service fee will be used by the Distributor to compensate broker-dealers and other NASD members for rendering continuing, ongoing service to Class B and C shareholders. Service fees incurred for Class B and C shares for the six months ended June 30, 1997 were $1,484 and $4, respectively. For the six months ended June 30, 1997, the Distributor earned $72,398 in brokerage commissions from Fund transactions and $6,951 in sales commissions from the distribution of Class A shares.

A contingent deferred sales charge ("CDSC") at a maximum rate of 5% is imposed on Class B shares if an investor redeems within six years of the purchase date. A CDSC is imposed on Class C shares at a rate of 1% if shares are redeemed within 12 months from the date of purchase.

A CDSC will be imposed on the proceeds of the redemptions of Class A shares purchased aggregating $1 million or more if they are redeemed within 24 months of the end of the calendar month of their purchase, in an amount equal to 1% if the redemption occurs within 12 months and .50 of 1% if the redemption occurs within the next 12 months. No CDSC will be imposed on Class A, B and C shares derived from reinvestment of dividends or capital gain distributions, or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for Class A, B and C shares purchased during the CDSC period. Any sales charge imposed on redemptions is paid to the Distributor. For the six months ended June 30, 1997, there were $188 in CDSC charges paid to the Distributor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Adviser and/or Distributor. None of the directors so affiliated received compensation for his services as director of the Fund. Similarly, none of the Fund's officers received compensation from the Fund.


NOTE 8 -- DIVIDENDS AND DISTRIBUTIONS SUBSEQUENT TO END OF REPORTING PERIOD

The Fund announced a per-share distribution to shareholders of record June 30, 1997. The distribution had an ex-dividend date of July 1, 1997 and was payable July 9, 1997.

The distribution was as follows:



                                            CLASS A         CLASS B       CLASS C
--------------------------------------------------------------------------------
From net investment income ............      $0.11           $0.05         $0.04
                                             -----           -----         -----
Total distributions paid ..............      $0.11           $0.05         $0.04
                                             =====           =====         =====

                                NOTES TO FINANCIAL STATEMENTS
                                        June 30, 1997
                                         (Unaudited)

NOTE 9 -- FINANCIAL HIGHLIGHTS


                  SIX MONTHS                               SIX MONTHS                           SIX MONTHS
                    ENDED        CLASS A SHARES               ENDED          CLASS B SHARES        ENDED
                   JUNE 30, -------------------------------  JUNE 30, -------------------------   JUNE 30,
                     1997   1996  1995   1994    1993  1992    1997   1996   1995  1994  1993*'DD'  1997
----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of
  Period.......... $25.65 $23.19 $19.88 $21.86 $21.95 $22.16 $26.31 $23.45 $19.94 $21.84  $22.17  $25.69
                   -------------------------------------------------------------------------------------
INCOME FROM
  INVESTMENT
  OPERATIONS

Net Investment
  Income..........   0.23   0.51   0.71   0.75   0.81   0.88    .07   0.21   0.41   0.49    0.13    0.10
Net Gains or
  Losses on
  Securities
  (both realized
  and unrealized).   3.49   3.36   3.91  (1.15)  1.11   0.69   3.62   3.69   4.10  (1.04)  (0.46)   3.50
                   -------------------------------------------------------------------------------------
Total from
  Investment
  Operations......   3.72   3.87   4.62  (0.40)  1.92   1.57   3.69   3.90   4.51  (0.55)  (0.33)   3.60

LESS DISTRIBUTIONS

Dividends (from
  net investment
  income).........  (0.22) (0.55) (0.75) (0.87) (0.90) (1.12) (0.19) (0.18) (0.44) (0.64)    0.0   (0.11)

Distributions
  from Capital
  Gains (from
  securities and
  options
  transactions)...  (1.16) (0.86) (0.56) (0.71) (1.11) (0.66) (1.16) (0.86) (0.56) (0.71)    0.0   (1.16)
                   -------------------------------------------------------------------------------------
  Total
   Distributions..  (1.38) (1.41) (1.31) (1.58) (2.01) (1.78) (1.35) (1.04) (1.00) (1.35)    0.0   (1.27)
                   -------------------------------------------------------------------------------------
Net Asset Value,
  End of Period..  $27.99 $25.65 $23.19 $19.88 $21.86 $21.95 $28.65 $26.31 $23.45 $19.94  $21.84  $28.02
                   -------------------------------------------------------------------------------------
                   -------------------------------------------------------------------------------------
Total Return.....   15.35% 17.60% 24.45% (1.77%) 9.35%  7.70% 14.81% 17.34% 23.54% (2.52%) (1.49%) 14.77%
                   -------------------------------------------------------------------------------------
RATIOS/
  SUPPLEMENTAL
  DATA

Net Assets
  (in $millions),
  End of Period..   130.6  117.4  112.0 101.81   18.5  117.2    1.4    1.0    0.6    0.3    0.2   0.0**
                   ------------------------------------------------------------------------------------
Ratio of
  Expenses (net)
  to Average
  Net Assets[1]..  1.1%'D'  1.3%   1.5%   1.5%   1.5%   1.2% 2.1%'D'  2.1%   2.2%   2.3% 2.2%'D' 2.1%'D'
                   -------------------------------------------------------------------------------------
Ratio of Net
  Income to
  Average Net
  Assets.........  1.8%'D'  2.1%   3.3%   3.7%   3.7%   4.1% 0.9%'D'  1.3%   2.5%   2.9% 3.9%'D' 0.8%'D'
                   -------------------------------------------------------------------------------------
Average
  Commission
  Rate***........ $0.075   $0.07   -.-    -.-    -.-    -.-  $0.075  $0.07   -.-    -.-  -.-     $0.075
Portfolio
  Turnover Rate.. 63.9%'D' 61.5%  78.3%  87.9%  54.1%  68.5% 63.9%'D'61.5%  78.3%  87.9%  54.1% 63.9%'D'
                   -------------------------------------------------------------------------------------



                              CLASS C SHARES
                     ------------------------------
                     1996  1995   1994    1993*'DD'
---------------------------------------------------
Net Asset Value,
  Beginning of
  Period..........  $23.10   $19.89   $21.87   $22.17
                   ----------------------------------
INCOME FROM
  INVESTMENT
  OPERATIONS

Net Investment
  Income..........    0.29     0.54     0.72     0.15
Net Gains or
  Losses on
  Securities
  (both realized
  and unrealized).    3.37     3.91    (1.15)   (0.45)
                   -----------------------------------
Total from
  Investment
  Operations......    3.66     4.45    (0.43)   (0.30)

LESS DISTRIBUTIONS

Dividends (from
  net investment
  income).........   (0.21)   (0.68)   (0.84)     0.0

Distributions
  from Capital
  Gains (from
  securities and
  options
  transactions)...   (0.86)   (0.56)   (0.71)     0.0
                   ----------------------------------
  Total
   Distributions..   (1.07)   (1.24)   (1.55)     0.0
                   ----------------------------------
Net Asset Value,
  End of Period..   $25.69   $23.10   $19.89   $21.87
                   ----------------------------------
                   ----------------------------------
Total Return.....    16.56%   23.51%   (1.95%)  (1.35%)
                   ----------------------------------
RATIOS/
  SUPPLEMENTAL
  DATA

Net Assets
  (in $millions),
  End of Period..     0.0**    0.0**    0.0**    0.0**
                   -----------------------------------
Ratio of
  Expenses (net)
  to Average
  Net Assets[1]..    2.2%     2.3%      1.5%     1.5%'D'
                   -----------------------------------
Ratio of Net
  Income to
  Average Net
  Assets.........    1.2%     2.5%      3.6%     3.5%'D'
                   -----------------------------------
Average
  Commission
  Rate***........  $0.07      -.-       -.-      -.-
Portfolio
  Turnover Rate..   61.5%    78.3%     87.9%    54.1%
                   -----------------------------------


* The Fund commenced offering Class B shares and Class C shares on October 18, 1993.
**   Less than $100,000 of net assets.   'D' Annualized.
'DD' Based on average shares outstanding.

***  Disclosure effective for fiscal year 1996 and all periods thereafter.

[1] Had the Investment Adviser not agreed to reimburse Class B and C shares for expenses in excess of the expense limitation described in Note 6, the ratios of expenses to average net assets for the six months ended June 30, 1997 and the years ended December 31, 1996, 1995 and 1994 would have been 2.1%, 2.1%, 2.5% and 2.5% for Class B shares and 2.5%, 2.5%, 2.5% and 2.5% for
Class C shares, respectively.

                                                                          [LOGO]

                            [THIS PAGE INTENTIONALLY LEFT BLANK.]

OFFICERS OF THE FUND

I.W. Burnham, II Chairman
Jon M. Burnham, President
    and Chief Executive Officer
Debra B. Hyman, Executive Vice President
Michael E. Barna, First Vice President
    Chief Financial Officer, Treasurer and Secretary
Ronald M. Geffen, Vice President
Frank A. Passantino, Vice President and
    Assistant Secretary
Louis S. Rosenthal, Vice President

INVESTMENT ADVISER
Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, New York 10019

DISTRIBUTOR
Burnham Securities Incorporated
1325 Avenue of the Americas
New York, New York 10019
Telephone: 1 (800) 874-FUND

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom L.L.P.
919 Third Avenue
New York, New York 10022

SERVICING AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

http://www.burnhamfunds.com

This report has been prepared for the information of shareholders of The Burnham Fund Inc. and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Fund's objectives, policies, management, records and other information.

Semi-Annual Report

JUNE 30, 1997

Continuity           Knowledge

[LOGO]

Growth               Income


BURNHAM Securities Inc.
Principal Distributor


                    STATEMENT OF DIFFERENCES
                    ------------------------

The dagger symbol shall be expressed as ......................'D'
The double dagger symbol shall be expressed as ...............'DD'